Union Security Insurance Company
Variable Account D of Union Security Insurance Company
TD Waterhouse Variable Annuity

Union Security Life Insurance Company of New York
Separate Account A of Union Security Life Insurance Company of New York
TD Waterhouse Variable Annuity

Supplement dated August 25, 2025 to the variable annuity prospectus dated May 1, 2025

The following supplements and amends the above mentioned variable annuity prospectus. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your variable annuity prospectus.

In Appendix A - Funds Available Under the Contract: the following fund fees current expenses are updated:

Fund and Adviser/Subadviser	Current Expenses
AB VPS Large Cap Growth Portfolio - Class A Adviser: AllianceBernstein, L.P.	0.65%
Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company	0.81*
NVIT Fidelity Institutional AM Emerging Markets Fund - Class D (formerly NVIT Emerging Markets Fund) Adviser: Nationwide Fund Advisors Subadviser: NS Partners Ltd	1.48%*

HV-8177